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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


We consent to the use of our report dated January 22, 1996, in the Form 8K of Monarch Bancorp dated October 3, 1996, and as amended on December 2, 1996.

/s/ ERNST & YOUNG

Los Angeles, California
December 2, 1996